February 2015 J.P. Morgan Global High Yield & Leveraged Finance Conference

Company Representatives 2 Joe Evans Chief Financial Officer Mark Fischer Chief Executive Officer Earl Reynolds President & Chief Operating Officer

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally the decline in the values of our properties that have resulted and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, the impact of hurricanes and other natural disasters on our present and future operations, the impact of government regulation and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commissions. We undertake no duty to update or revise these forward-looking statements. Forward-looking Statements 3

I. Response to Commodity Weakness II. Company Overview III. 2015 Focus Areas a) Drilling and Completion b) CO2 Enhanced Oil Recovery IV. Financial Overview Corporate Overview 4

Response to Commodity Weakness 5

We have taken an aggressive position to ensure we will be financially secure, leaner and more efficient through the current commodity downturn. Commodity Weakness Response • Living within our cash flow to maintain our balance sheet strength • Benefiting from our strong 2015 - 16 hedging program • Accelerating discussions with bank group to ensure financial flexibility, liquidity and borrowing base stability • Immediately ramping down rig activity from 10 rigs to 2 • Focusing drilling on lower- risk, higher-return core NOMP and Oswego acreage • ~Six-year inventory in core areas with a two-rig program • Aligning activity levels to best maintain production • Realizing benefits from previous EOR program investments • Aggressively pursuing G&A and LOE reductions consistent with reduced activity levels • Reducing corporate and field personnel • Streamlining processes and improving productivity • Pursuing service company cost decreases • D&C (15 - 30%) • LOE (10 - 30%) Manage Cash Flow Realign Cost Structure Reduce Activity Focus on Core of Core 6

• Reduced rig activity from ten operated rigs in December to two currently • Expect production to remain relatively flat based on efficient E&P CAPEX deployment and increasing EOR production Focusing on Core Areas and Maintaining Production 7 Production (MMBoe) - 2.0 4.0 6.0 8.0 10.0 12.0 2014E* 2015E Low Guidance 2015E High Guidance 10.3 9.7 10.3 M M B o e *2014E production pro-forma for sale of Ark-LA-TX assets CAPEX ($MM) $0 $200 $400 $600 $800 2014E 2015E Low Guidance 2015E High Guidance $748 $175 $225 $ M M (77%) YOY Change (70%) (6%) (0%) YOY Change

• Aligned with current environment through organizational restructure, while maintaining and providing the ability to capitalize when oil prices increase • Completed a 137-person corporate G&A workforce reduction • Approximately 20% reduction in non-labor G&A expenses • Implemented streamlined and automated processes 8 G&A Reductions LOE Reductions • Observing 10 - 30% cost reduction discounts to date • Shut in uneconomic wells at $50 per barrel oil price • Continue to review portfolio to maximize cash flow • Reduced field headcount by 59 in early February Cost Reductions $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2014 2015E Low Guidance 2015E High Guidance $13.70 $12.00 $12.50 $/B o e $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2014E 2015E Low Guidance* 2015E High Guidance* $4.86 $3.35 $3.85 $ \B o e (31%) (21%) (12%) (9%) YOY Change YOY Change *Adjusted G&A/Boe estimate excludes the effect of approximately $9 million of non- recurring expenses due to implementation of a workforce reduction plan, including severance, professional fees, etc. incurred in Q1 2015.

• Potential upside for future cost reductions: • Efficiency – Maintain best rigs to reduce total days to drill and complete, ultimately reducing delays and wait times • Execution and Productivity – Improve projected planning and execution to reduce contingency • Cost Reduction – Continue negotiations with drilling and completions contractors to receive best possible pricing • i.e. cement, stimulation, rentals, etc. D&C Cost Reduction Summary 9 ~ 2014 Gross Well Cost 2015 Targeted Savings Range % 2015 Projected Costs per Well Drilling $2.2 MM 15 - 30% $1.5 - 1.9 MM Completion $1.4 MM 15 - 30% $1.0 - 1.2 MM D&C Total $3.6 MM 15 - 30% $2.5 - 3.1 MM

• Have requested an early redetermination of borrowing base and an amendment to certain terms in credit agreement from our agent bank • Based on agent bank feedback, a $525 to $550 million borrowing base is anticipated • March 2, 2015, bank meeting to discuss adjustment specifics with results announced in late March • Revising our borrowing base and credit agreement terms along with our operating plan is expected to provide adequate liquidity and covenant headroom to operate in the current commodity price environment Credit Facility Update 10 Note: As of today, Chaparral has not received approval from our agent bank or lender group for a revised borrowing base or credit facility amendment. The borrowing base redetermination is subject to a 66 percent lender approval and an amendment is subject to a 51 percent lender approval. We cannot assure that our borrowing base will not be reduced below $525 million or that lender approval of our proposed amendments will be attained.

2015 Guidance 11 Operating Statistics 2014 E 2014E (PF)1 2015 Guidance Production (MMBoe) 11.0 10.3 9.7 - 10.3 Capital Expenditures ($MM) $748 $746 $175 - $225 LOE/Boe $13.70 $13.24 $12.00 - $12.50 G&A/Boe $4.86 $5.00 $4.25 - $4.75 Adjusted G&A2/Boe $3.35 - $3.85 1Pro-forma excludes 2014 Ark-LA-TX property sales. 2Adjusted G&A/Boe estimate excludes the effect of approximately $9 million of non-recurring expenses due to implementation of a workforce reduction plan, including severance, professional fees, etc. incurred in Q1 2015.

Chaparral Overview 12 2/20/2015

2014 Highlights 13 55% 29% 16% Q4 2014E Production by Product Oil Gas NGLs Net Production Q4 2014E 2014E 2014E (PF*) Oil (MBbls) 1,506 5,977 5,707 Gas (Mboe) 811 3,441 3,108 NGLs (MBbls) 448 1,564 1,528 Total (MBoe) 2,765 10,982 10,343 • 26% pro-forma growth (exclusion of Ark- LA-TX property sale) Q4 2014 vs. Q4 2013 • 9% year over year Q4 production volume increase to 30.1 Mboe/d • Solid operational execution • Rig released 24 new wells during Q4 • 16 NOMP • 5 Marmaton • 2 Oswego • 1 Other • Growing Burbank production response currently at 900 - 1,000 Boe/d • Pure Mid-Continent strategy • Sold approximately $300 million in non-core assets in 2014 • Redeployed capital for Mid-Continent development *Pro-forma excludes 2014 Ark-LA-TX property sales.

Strong Growth Record 14 Production (Boe/d) EBITDA ($mm) Reserves (Mmboe) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2010 2011 2012 2013 2014E $288 $313 $337 $389 $456 $ M M 0 20 40 60 80 100 120 140 160 180 200 2010 2011 2012 2013 2014E 149 156 146 158 159 Overview - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2010 2011 2012 2013 2014E 10,176 11,701 12,464 13,715 16,376 10,841 9,882 9,032 9,247 9,429 1,039 2,129 3,415 3,729 4,284 Oil Gas NGL • Core operating area – Mid-Continent region • 2015 focus areas – NOMP, Oswego and EOR • Liquids-focused reserves – 64% oil and 11% NGLs • Prudent balance sheet and liquidity • Repeatable resource plays • Strong hedge position in 2015 and 2016 22,055 23,712 24,911 26,691 30,089 Pro-forma excludes 2014 Ark-LA-TX property sales 137 Pro-forma excludes 2014 Ark-LA-TX property sales $357 $438

• 500,000 net surface acres • Near-term, lower-risk targets • Inventory of repeatable drilling opportunities • Stable oil and cash flow growth from previous EOR investment • Oil-rich portfolio with focus on high-return, oil-leveraged plays • 4Q 2014 average daily production of 30.1 Mboe/d (54% oil and 16% NGLs) Mid-Continent Position 15

• Large and stable PDP asset value base • Inclining EOR production profile and low decline portfolio of legacy production provides support and asset protection to multi-year growth inventory in a down pricing environment Low PDP Decline Rate 16 -21% -32% -34% -36% -40% -30% -20% -10% 0% Chaparral Bakken* Wolfcamp* Eagleford* PDP Decline Rate *Source: Evercore Partners Assumptions • One rig line (12 wells/year, one well/month) for three years • No capital starting in fourth year • PDP decline in fifth year over fourth year

Multiple Mid-Continent Pay Zones 17 Industry Horizontal Drilling Targets

Capital Budget ($mm) 18 Component 2011 2012 2013 2014E 2015 Budget 2015B Allocation% Drilling $172 $239 $269 $419 $88 49% EOR $86 $187 $128 $184 $45 25% Enhancements $32 $20 $22 $25 $9 5% Acquisitions $17 $48 $209 $72 $4 2% Other (P&E, capitalized G&A, etc.) $28 $37 $42 $48 $33 18% Total $336 $531 $670 $748 $179 100% Key Drilling Areas Capital (*) NOMP $53 Oswego $16 Woodford $11 Other $8 Total Drilling $88 * Includes operated and non-operated wells 2015 E&P Capital Allocation Key EOR Areas Capital (*) North Burbank $19 CO2 Purchases $12 Other Active CO2 Floods $22 CO2 Purchases $11 Conventional Fields $4 Total EOR $45 2015 EOR Capital Allocation

2015 Focus Areas 19

Core Plays 20 Net Surface Acres: 164,206 Gross Unrisked Drilling Locations: 2,433 Woodford Q4 2014 Net Daily Production (Boe/d): 7,907 Total Resource Potential: 273 MMBoe Active Operated Projects: 8 EOR NOMP/Meramec Net Surface Acres: 252,883 Gross Unrisked Drilling Locations: 2,548 Oswego and Marmaton Net Surface Acres: Oswego - 109,718 and Marmaton - 104,000 Gross Unrisked Drilling Locations: Oswego - 1,107 and Marmaton - 730

Stacked, High-quality Oil Plays


Chaparral Acreage
KS
OK
TX

Much of Chaparral's Mid-Continent acreage is located within a stacked pay environment

- **NOMP** – 252,883 prospective acres
- **Oswego** – 109,718 prospective acres
- **Woodford** – 164,206 prospective acres

Net Surface Acres of Stacked Pay

- NOMP/Woodford - ~150,000
- Oswego/NOMP - ~110,000
- Oswego/NOMP/Woodford - ~105,000
- Oswego/Woodford - ~100,000

21

NOMP – Woods & Alfalfa Counties 22 • Primary target – NOMP • Have drilled or participated in 73 horizontals wells with an approximate average EUR of 401 Mboe and IP30 of 426 Boe/d (~39% oil) • Established infrastructure for water disposal and electricity • Implemented successful pad drilling operations Overview Woods & Alfalfa Counties OK TX KS Chaparral Acreage

NOMP Woods/Alfalfa Economics 23 Type Curve Parameters • EUR: 395 Mboe • Oil %: 30 - 40% • D&C Cost: $3 million Oil • EUR: 142 MBbls • IP (30-day): 115 Boe/d • Initial Decline: 66.7% • b Factor: 1.5 Wet Gas • EUR: 1,518 Mmcf • IP (30-day): 1,223 Mcf/d • Initial Decline: 66.7% • b Factor: 1.5 NGLs(a) • EUR: 56 MBbls • IP (30-day): 45 Boe/d • NGL Yield: 37 Bbls/Mmcf • Gas Shrink Factor: 80% (a)After processing shrink Management estimate, assumes $3 million D&C cost 0 200 400 600 800 1000 1200 1400 1600 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 M CF D Boe /d Production Days NOMP Woods/Alfalfa Type Curve Oil BO/d GAS MCF/D EUR = 395 Mboe % EUR per Year Year 1 – 14% Year 2 – 10% Year 3 – 7% Year 4 – 5% 16% 27% 27% 38% 51% 0% 10% 20% 30% 40% 50% 60% 50/2.5 Feb 17 NYMEX 60/3.0 70/3.5 80/4.0 R O R % Rate of Return Verses Wellhead Pricing

Chaparral Energy

NOMP & Oswego Dover – Kingfisher County

Overview

- Primary targets – NOMP and Oswego
- Have drilled or participated in 14 horizontals wells
    - Seven Oswego wells with an approximate average EUR of 376 Mboe and IP30 of 590 Boe/d (~84% oil)
    - Seven NOMP wells with an approximate average EUR of 289 Mboe and IP30 of 280 Boe/d (~56% oil)
    - Established infrastructure for water disposal and electricity
- Implemented successful pad drilling operations

Kingfisher County



KS
OK
TX
Chaparral Acreage

24

NOMP Dover Economics 25 Type Curve Parameters • EUR: 301 Mboe • Oil %: 50 - 55% • D&C Cost: $3 million Oil • EUR: 158 MBbls • IP (30-day): 172 Boe/d • Initial Decline: 75.4% • b Factor: 1.4 Wet Gas • EUR: 869 Mmcf • IP (30-day): 800 Mcf/d • Initial Decline: 75.4% • b Factor: 1.4 NGLs(a) • EUR: 39 MBbls • IP (30-day): 36 Boe/d • NGL Yield: 45 Bbls/Mmcf • Gas Shrink Factor: 75% (a)After processing shrink 0.0 150.0 300.0 450.0 600.0 750.0 900.0 1050.0 1200.0 1350.0 0.0 25.0 50.0 75.0 100.0 125.0 150.0 175.0 200.0 225.0 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 M CF D Boe /d Production Days NOMP Dover Type Curve Oil BO/d GAS MCF/D EUR = 301 Mboe 16% 26% 26% 37% 51% 0% 10% 20% 30% 40% 50% 60% 50/2.5 Feb 17 NYMEX 60/3.0 70/3.5 80/4.0 R O R % Rate of Return Verses Wellhead Pricing Management estimate, assumes $3 million D&C cost

Oswego Dover Economics 26 Type Curve Parameters • EUR: 331 Mboe • Oil %: 85 - 90% • D&C Cost: $3 million Oil • EUR: 291 MBbls • IP (30-day): 200 Boe/d • Initial Decline: 60% • b Factor: 1.4 Wet Gas • EUR: 241 Mmcf • IP (30-day): 166 Mcf/d • Initial Decline: 60% • b Factor: 1.4 NGLs(a) • EUR: 23 MBbls • IP (30-day): 16 Boe/d • NGL Yield: 94 Bbls/Mmcf • Gas Shrink Factor: 66% (a)After processing shrink 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 0.0 25.0 50.0 75.0 100.0 125.0 150.0 175.0 200.0 225.0 250.0 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 M CF D Boe /d Production Days Oswego Dover Type Curve Oil BO/d GAS MCF/D EUR = 331 Mboe 35% 50% 51% 71% 93% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 50/2.5 FEB 17 NYMEX 60/3.0 70/3.5 80/4.0 R O R % Rate of Return Verses Wellhead Pricing Management estimate, assumes $3 million D&C cost

CO2 EOR – Major Part of Growth Story

Chaparral ENERGY

CO_2 EOR-focused Areas

Overview

- Inclining production provides stability during commodity down cycles
- CO_2 project inventory
  - 9 units injecting (1P reserves)
  - 39 inventory (2P & 3P reserves)
- CO_2 infrastructure – 473 miles
- Operated CO_2 supply
  - 100% anthropogenic
  - 76 MMscf/d
- Business unit cash flow positive in 2015 assuming current strip pricing



Panhandle Area
Burbank Area
KANSAS
Arkalon Ethanol Plant
Coffeyville Fertilizer Plant
Booker Area
North Burbank
Camrick
Koch Fertilizer Plant
Farnsworth
Agrium Fertilizer Plant
OKLAHOMA
Central Oklahoma Area
NW Velma Hoxbar
TEXAS

- Chaparral Active CO_2 Field
- Chaparral CO_2 Inventory
- Chaparral CO_2 Pipelines
- Third-party CO_2 Pipelines
- CO_2 Source Locations

Total OOIP	3,041 MMBo
Primary Production	533 MMBo
Secondary Recovery	449 MMBo
Tertiary Potential	364 MMBo
Net Tertiary Potential	213 MMBo

28

Proven Performance Record 29 Field CO2 Initiation Production Prior to Injection (Boe/d) Dec. 2014 Gross Production (Boe/d) Uplift Gross EUR (MMBoe) Panhandle Area Camrick 2001 103 1,301 8.0 North Perryton 2006 21 530 3.4 Booker 2009 9 939 2.0 Farnsworth 2010 139 2,149 7.5 Central Oklahoma NW Velma Hoxbar 2010 78 283 1.2 Burbank Area Burbank 2013 1,372 1,738 88.3 TOTAL 1,722 6,940 110.4

Total EOR Net Uplift Growth 30 - 1,000 2,000 3,000 4,000 2011 2012 2013 2014E 1,624 2,185 2,757 3,644 B o e/ d

North Burbank 31 • Our largest EOR field, CO2 injection began in June 2013 • 2014: • $107 million in D&C capital • Drilled 16 wells • Phase 2 facility expansion • 2015 Estimates: • Current gross production - ~2,200 Boe/d • Estimated gross year-end production - ~3,500 Boe/d • $19 million total capital ($12 million CO2) Overview Area Asset Map • 68.3 miles of 8” pipeline • 19,500 HP compression facility • 45 Mmcf/d current CO2 injection rate Coffeyville CO2 System Total OOIP 1,163 MMBbls Primary Production 239 MMBbls Secondary Recovery 211 MMBbls Tertiary Potential 119 MMBbls Net Tertiary Potential 100 MMBbls

North Burbank Gross Production 32

Financial Overview 33

Financial Flexibility 34 • No senior note maturities before 2020 • Hedge position in place to secure near-term cash flow • Borrowing base under senior secured revolving credit facility of $650 million as of November 1, 2014 Current Maturity Profile ($mm) Liquidity ($mm) Net Debt/EBITDA $- $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014E $77 $429 $407 $504 $376 $334 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 2020 2021 2022 $347 $300 $400 $550 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 2009 2010 2011 2012 2013 2014E 4.9x 3.2x 3.3x 3.9x 3.5x 3.8x Liquidity is defined as borrowing base minus drawn revolver amount plus cash. Management anticipates borrowing base adjusted to $525 - $550 million.

Financial Metrics per Boe 35 Production (Boe/d) LOE/Boe $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2011 2012 2013 2014E $14.03 $14.36 $14.35 $13.70 $/B o e $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2011 2012 2013 2014E $4.86 $5.46 $5.53 $4.86 $ \B o e $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2011 2012 2013 2014E $35.98 $37.03 $39.93 $41.55 $/B o e - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2011 2012 2013 2014E 11,701 12,464 13,715 16,376 9,882 9,032 9,247 9,429 2,129 3,415 3,729 4,284 B o e /d Oil Gas NGL 23,712 24,911 26,691 30,089 EBITDA/Boe G&A/Boe

Hedge Portfolio 36 Approximate Percentage of 2015E Production Hedged** 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% CHAP HK DNR CHK 94% 76% 73% 27% Volumes Hedged (as of 2/19/15) Approximate Percentage of 2016E Production Hedged** 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% CHAP HK DNR 47% 38% 16% **Source: Barclays High Yield Energy 2015 Outlook, published 1/14/15 * Average realized price using 2/18/15 NYMEX of $62.32 for 2016

• Strong, pure play Mid-Continent E&P company • Focused operating plans on best areas • Proven record of execution • Proactive resetting of cost structure • Operating within cash flow • Well-hedged position Summary 37

Thank you © 2014 Chaparral Energy Energizing America’s Heartland 5